Statements of Net Assets Available for Benefits - SBA Defined Contribution Plan for Primis Bank - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Statements of Net Assets Available for Benefits
Investments at fair value	$ 52,817,726	$ 43,810,413
Receivables
Notes receivable from participants	911,901	599,866
Receivables, total	911,901	599,866
Net assets available for benefits	$ 53,729,627	$ 44,410,279